GABELLI MONEY MARKET FUNDS

The Gabelli U.S. Treasury Money Market Fund (the “Fund”)

Supplement dated July 8, 2026, to the Fund’s Summary Prospectus dated January 28, 2026

This supplement amends certain information in the Fund’s summary prospectus (the “Summary Prospectus”). Unless otherwise indicated, all other information included in the Fund’s Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Fund’s Summary Prospectus.

The initial paragraph is replaced in its entirety with:

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders and other information about the Fund online at https://gabelli.com/funds/money-markets/documents You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE